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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 28, 1999

                    EVEREST HEALTHCARE SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                Delaware              333-57191             36-4045521
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)        Identification No.)


                  AMARILLO ACUTE DIALYSIS SPECIALISTS, L.L.C.
             (Exact name of registrant as specified in its charter)

                 Texas                333-57191             75-2600377
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)        Identification No.)


                          CON-MED SUPPLY COMPANY, INC.
             (Exact name of registrant as specified in its charter)

                Illinois              333-57191           36-3147024
    (State or other jurisdiction of   (Commission      (I.R.S. Employer
     incorporation or organization)   File Number)      Identification No.)


                         CONTINENTAL HEALTH CARE, LTD.
             (Exact name of registrant as specified in its charter)

                Illinois              333-57191          36-3084746
    (State or other jurisdiction of   (Commission      (I.R.S. Employer
     incorporation or organization)   File Number)      Identification No.)


                 DIALYSIS SPECIALISTS OF CORPUS CHRISTI, L.L.C.
             (Exact name of registrant as specified in its charter)

                 Texas                333-57191           74-2749663
    (State or other jurisdiction of   (Commission      (I.R.S. Employer
     incorporation or organization)   File Number)      Identification No.)


                  DIALYSIS SPECIALISTS OF SOUTH TEXAS, L.L.C.
             (Exact name of registrant as specified in its charter)

                 Texas                333-57191           74-2749664
    (State or other jurisdiction of   (Commission      (I.R.S. Employer
     incorporation or organization)   File Number)      Identification No.)

                              DUPAGE DIALYSIS LTD.
             (Exact name of registrant as specified in its charter)

                Illinois                333-57191           36-3029873
    (State or other jurisdiction of    (Commission       (I.R.S. Employer
     incorporation or organization)    File Number)    Identification No.)


                            EVEREST MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                333-57191           36-4045521
    (State or other jurisdiction of    (Commission       (I.R.S. Employer
     incorporation or organization)    File Number)    Identification No.)


                        HEMO DIALYSIS OF AMARILLO L.L.C.
             (Exact name of registrant as specified in its charter)

                 Texas                  333-57191           75-2592110
    (State or other jurisdiction of    (Commission       (I.R.S. Employer
     incorporation or organization)    File Number)    Identification No.)


                         HOME DIALYSIS OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)

                Arizona                 333-57191           86-0711476
    (State or other jurisdiction of    (Commission       (I.R.S. Employer
     incorporation or organization)    File Number)    Identification No.)


                         HOME DIALYSIS OF DAYTON, INC.
             (Exact name of registrant as specified in its charter)

                  Ohio                  333-57191           31-1423002
    (State or other jurisdiction of    (Commission       (I.R.S. Employer
     incorporation or organization)    File Number)    Identification No.)


                          MERCY DIALYSIS CENTER, INC.
             (Exact name of registrant as specified in its charter)

               Wisconsin                333-57191           39-1589773
    (State or other jurisdiction of    (Commission       (I.R.S. Employer
     incorporation or organization)    File Number)    Identification No.)

                       NEW YORK DIALYSIS MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

                New York               333-57191            36-3702390
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Identification No.)


                      NORTH BUCKNER DIALYSIS CENTER, INC.
             (Exact name of registrant as specified in its charter)

                Delaware               333-57191            36-4206319
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Identification No.)


                       EVEREST HEALTHCARE INDIANA, INC.
             (Exact name of registrant as specified in its charter)

                Indiana                333-57191            36-3575844
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Identification No.)


                          WSKC DIALYSIS SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                Illinois               333-57191            36-2668594
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Identification No.)


                        EVEREST NEW YORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                New York               333-57191            36-4276708
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Identification No.)


                             EVEREST ONE IPA, INC.
             (Exact name of registrant as specified in its charter)

                New York               333-57191            13-3988854
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Identification No.)

                             EVEREST TWO IPA, INC.
             (Exact name of registrant as specified in its charter)

                New York               333-57191            36-4276710
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Identification No.)

                            EVEREST THREE IPA, INC.
             (Exact name of registrant as specified in its charter)

                New York               333-57191            36-5276711
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Indentification No.)

                     ACUTE EXTRACORPOREAL SERVICES, L.L.C.
             (Exact name of registrant as specified in its charter)

                Delaware               333-57191            36-4265964
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Indentification No.)

                DIALYSIS SPECIALISTS OF CENTRAL CINCINNATI, LTD.
             (Exact name of registrant as specified in its charter)

                  Ohio                 333-57191            31-1499030
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Indentification No.)

                        HOME DIALYSIS OF FAIRFIELD, INC.
             (Exact name of registrant as specified in its charter)

                  Ohio                 333-57191            31-1418495
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Indentification No.)

                        HOME DIALYSIS OF COLUMBUS, INC.
             (Exact name of registrant as specified in its charter)

                  Ohio                 333-57191            31-1430557
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Indentification No.)


                      DIALYSIS SPECIALISTS OF TULSA, INC.
            (Exact name of registrant as specified in its charter)

           Oklahoma                    333-57191            73-1508212
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Indentification No.)


                     NORTHERN NEW JERSEY DIALYSIS, L.L.C.
            (Exact name of registrant as specified in its charter)

           Delaware                    333-57191           Applied for
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
     incorporation or organization)   File Number)     Indentification No.)


                  101 North Scoville, Oak Park, Illinois 60302
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (708) 386-1000

--------------------------------------------------------------------------------
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

Item 5.  Other Events.

     (a) Effective June 28, 1999, John B. Bourke resigned and Lawrence D. Damron became the Chief Financial Officer of the registrants. On July 8, 1999, Everest issued a press release, attached as Exhibit 99.1, announcing the hiring of Mr. Damron. The information contained in the press release is incorporated here by reference.

     (b) Amended and Restated Credit Agreement. On June 30, 1999, the Company refinanced its prior credit facility (the "Prior Credit Facility") with Harris Trust and Savings Bank as agent bank, the same commercial bank that provided the Prior Credit Facility. The new credit facility (the "New Credit Facility") consists of three separate facilities: (i) a $35.0 million revolving credit facility maturing on June 30, 2002 (the "Working Capital Facility"); (ii) a $65.0 million acquisition financing facility maturing on June 15, 2005 (the "Acquisition Facility"), which includes the requirement to convert all of the borrowings outstanding thereunder on each of June 30, 2000, 2001 and 2002 to one or more seven-year term loans with balloon payments due on June 15, 2005 (the "Term Loans"); and (iii) a $40.0 million Y2K facility, available from January 1, 2000 through September 30, 2000, to finance government related accounts receivable which are unpaid due to difficulties related to the year 2000. The total amount drawn under the New Credit Facility may not exceed $140.0 million. The New Credit Facility contains operating and financial covenants, including, without limitation, requirements to maintain leverage and debt service coverage ratios and minimum tangible net worth. In addition, the New Credit Facility includes customary covenants relating to the delivery of financial statements, reports, notices and other information, access to information and properties, maintenance of insurance, payment of taxes, maintenance of assets, nature of business, corporate existence and rights, compliance with applicable laws, including environmental laws, transactions with affiliates, use of proceeds, limitation on indebtedness, limitations on liens, limitations on certain mergers and sales of assets, limitations on stock repurchases, and limitations on debt payments and other distributions including prepayment or redemption of the Company's Senior Subordinated Notes due 2008. The New Credit Facility contains certain events of default after expiration of applicable grace periods, including defaults relating to: (i) nonpayment of principal, interest, fees or other accounts; (ii) violation of covenants; (iii) material inaccuracy of representations and warranties; (iv) bankruptcy; (v) material judgments; (vi) certain ERISA liabilities; and (vii) actual or asserted invalidity of any loan documents.

     (c) Effective June 30, 1999, Everest consolidated three of its wholly-owned Indiana corporate subsidiaries, Northwest Indiana Dialysis, Inc. ("NW
Indiana"), Lake Avenue Dialysis Center, Inc. ("Lake Avenue"), and Ohio Valley Dialysis Center, Inc. ("Ohio Valley"), by statutory merger. NW Indiana and Lake Avenue merged with and into Ohio Valley, with Ohio Valley being the surviving corporation. Upon the effectiveness of the merger, Ohio Valley changed its name to Everest Healthcare Indiana, Inc.

     (d) Acquisition of Englewood Dialysis Facility, L.L.C. Effective July 19, 1999, Everest acquired substantially all of the assets of Englewood Dialysis Facility, L.L.C., a New Jersey limited liability company ("Englewood"), consisting principally of a dialysis facility located in Englewood, New Jersey. The acquisition was made by Everest through its wholly-owned subsidiary, Northern New Jersey Dialysis, L.L.C., a Delaware limited liability company. The purchase price for the acquisition was approximately $9,800,000.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Everest Healthcare Services
                                           Corporation

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Amarillo Acute Dialysis Specialists, L.L.C.

                                                  /s/ Craig W. Moore
                                      By: _________________________________
                                                     Craig W. Moore
                                              Chairman and Chief Executive
                                                         Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          Con-Med Supply Company, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Continental Health Care, Ltd.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Dialysis Specialists of Corpus Christi,
                                     L.L.C.

                                              /s/ Craig W. Moore
                                   By: _________________________________
                                                 Craig W. Moore
                                           Chairman and Chief Executive
                                                    Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Dialysis Specialists of South Texas,
                                           L.L.C.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Dupage Dialysis Ltd.

                                                 /s/ Craig W. Moore
                                     By: _________________________________
                                                   Craig W. Moore
                                           Chairman and Chief Executive
                                                     Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Everest Management, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Hemo Dialysis of Amarillo, L.L.C.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Home Dialysis of America, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Home Dialysis of Dayton, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Mercy Dialysis Center, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          New York Dialysis Management, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          North Buckner Dialysis Center, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Everest Healthcare Indiana, Inc.


                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WSKC Dialysis Services, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

 Date: July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Everest New York Holdings, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Everest One IPA, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Everest Two IPA, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Everest Three IPA, Inc.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Acute Extracorporeal Services, L.L.C.


                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Dialysis Specialists of Central
                                          Cincinnati, Ltd.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Home Dialysis of Fairfield, Inc.


                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Home Dialysis of Columbus, Inc.


                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Dialysis Specialists of Tulsa, Inc.

                                                  /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Northern New Jersey Dialysis, L.L.C.

                                                   /s/ Craig W. Moore
                                          By: _________________________________
                                                       Craig W. Moore
                                                Chairman and Chief Executive
                                                           Officer

Dated:   July 28, 1999

                               INDEX TO EXHIBITS

 Exhibit
 No.       Exhibit
 -------   -------
 3.1       Certificate of Incorporation of Dialysis Specialists of Tulsa, Inc.

 3.2       By-laws of Dialysis Specialists of Tulsa, Inc.

 3.3       Certificate of Formation of Northern New Jersey Dialysis, L.L.C.

 4.1       Supplemental Indenture dated as of April 30, 1999 between Dialysis
           Specialists of Tulsa, Inc. and the Trustee.

 4.2       Supplemental Indenture dated as of June 30, 1999 between Northern New
           Jersey Dialysis, L.L.C. and the Trustee.

 4.3       Amended and Restated Credit Agreement.

 10.1      Employment Agreement of Lawrence D. Damron.

 99.1      Press Release.